SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported) February 6, 2004


                             SUREWEST COMMUNICATIONS

             (Exact Name of Registrant as Specified in Its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                                0-556 68-0365195
           (Commission File Number) (IRS Employer Identification No.)

                 200 Vernon Street, Roseville, California 95678
               (Address of Principal Executive Offices) (Zip Code)

                                 (916) 786-6141
              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

     (c) Exhibits

     Exhibit 99.1 Transcript of Conference Call on February 6, 2004.

Item 9. Regulation FD Disclosure.

     The following information is furnished under this "Item 9. Regulation FD Disclosure."

On February 6, 2004 at 11:00 a.m. PST, SureWest Communications conducted a conference call in follow-up to the press release issued on February 5, 2004, and previously furnished on Form 8-K. A copy of the transcript of the call is furnished as Exhibit 99.1 to this Form 8-K.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date: February 6, 2004  By /s/ Michael D. Campbell
                           ----------------------------------------------------
                           Executive Vice President and Chief Financial Officer

                                  EXHIBIT INDEX



99.1 Transcript of SureWest Communications conference call on February 6, 2004.

                           Conference Call Transcript
                                  Exhibit 99.1
                                  ------------